UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 11, 2007.

URANIUM 308 CORP. (Exact name of registrant as specified in its chapter)

Nevada (State or other jurisdiction of incorporation	000-52476 (Commission File Number)	33-1173228 (IRS Employer Identification No.)

2820 W. Charleston Blvd., Suite 22 Las Vegas, NV (Address of principal executive offices)	89102 (Zip Code)

Registrant's telephone number, including area code (866) 892-5232

N/A (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e-4(c))

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

On September 11, 2007, the Company issued 1,360,000 units (each a “Unit”) to 2 individuals due to the closing of the Company’s private placement at $0.50 per Unit for total gross proceeds of $680,000. Each Unit consists of one share of common stock of the Company and one-half of one share purchase warrant, with each whole warrant entitling the holder to purchase one additional share of common stock of the Company at $0.75 per warrant share until September 11, 2009. The Company believes that the issuance is exempt from registration under Regulation S promulgated under the Securities Act of 1933, as amended (the “Act”) as the securities were issued to the individuals through an offshore transaction which was negotiated and consummated outside of the United States.

On September 11, 2007, the Company issued 6,297,501 units (each a “Unit”) to 56 individuals/entities due to the closing of the Company’s private placement at $0.75 per Unit for total gross proceeds of $4,723,125.75. Each Unit consists of one share of common stock of the Company and one-half of one share purchase warrant, with each whole warrant entitling the holder to purchase one additional share of common stock of the Company at $1.50 per warrant share until September 11, 2009. The Company believes that one of the issuances is exempt from registration under Regulation D Rule 506 and Section 4(2) of the Act. The Company believes that the remaining issuances are exempt from registration under Regulation S promulgated under the Act as the securities were issued to the individuals/entities through an offshore transaction which was negotiated and consummated outside of the United States.

In relation to the Company’s private placement offering at $0.75 per Unit entered into with the offshore investors only, the Company will be paying: (i) a cash finder’s fee in the amount of $72,000 to an entity in Singapore; (ii) a cash finder’s fee in the amount of $26,250 to an individual in Hong Kong, (iii) a finder’s fee of 66,666 shares of common stock to Michael Tan of Singapore, (iv) a finder’s fee of 45,000 share of common stock to Rita Chou of Singapore, and (v) a finder’s fee of 320,000 shares of common stock to Josephine Tang. The Company believes that the finder’s fee share issuances will be exempt from registration under Regulation S promulgated under the Act as the securities will be issued to the individuals through an offshore transaction which was negotiated and consummated outside of the United States.

ITEM 8.01 OTHER EVENTS

Pursuant to Form 8-K, General Instructions F, registrant hereby incorporates by reference the press release attached hereto as Exhibit 99.1.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

Exhibits

Exhibit No.	Description
Exhibit 99.1	Press Release dated August 28, 2007.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 17, 2007

URANIUM 308 CORP.

By:	/s/ Dennis Tan
Name: Dennis Tan
Title: President and a Director

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